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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 16, 2001

                             McLEODUSA INCORPORATED
             (Exact name of registrant as specified in its charter)

         Delaware                   0-20763                42-1407240
(State or Other                   (Commission          (IRS Employer
Jurisdiction of Incorporation)    File Number)         Identification Number)

                    McLeodUSA Technology Park
                    6400 C Street S.W., P.O. Box 3177
                    Cedar Rapids, IA                         52406-3177
                    (Address of Principal                    (Zip Code)
                    Executive Offices)

       Registrant's telephone number, including area code: (319) 790-7800

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     On January 16, 2001, we sold $750,000,000 of our 11-3/8% senior notes due January 1, 2009 (the "Senior Notes") in an underwritten public offering. We received approximately $734,250,000 in net proceeds (before expenses) from the offering.

     The offering was made pursuant to a Prospectus Supplement dated January 4, 2001 and filed with the SEC on January 8, 2001 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, as part of our universal shelf registration statement on Form S-3 (Reg. No. 333-82851).

     Copies of the: (1) Underwriting Agreement, dated January 4, 2001, among McLeodUSA and the Underwriters named therein, (2) form of global 11-3/8% senior note due 2009, (3) Senior Debt Securities Indenture, dated January 15, 2001, between McLeodUSA and United States Trust Company of New York, as trustee, and
(4) First Supplemental Indenture, dated January 15, 2001, between McLeodUSA and United States Trust Company of New York, as trustee, are enclosed as Exhibits 1.1, 3.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

           1.1 Underwriting Agreement, dated January 4, 2001, among McLeodUSA and the Underwriters named therein.

           3.1  Form of global 11-3/8% senior note due 2009.

           4.1 Senior Debt Securities Indenture, dated January 15, 2001, between McLeodUSA and United States Trust Company of New York, as trustee.

           4.2 First Supplemental Indenture, dated January 15, 2001, between McLeodUSA and United States Trust Company of New York, as trustee.

           5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Senior Notes.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 18, 2001                 McLEODUSA INCORPORATED


                                        By: /s/ Randall Rings
                                           ------------------------------------
                                           Randall Rings
                                           Group Vice President, Secretary and
                                           General Counsel

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                                 EXHIBIT INDEX

1.1 Underwriting Agreement, dated January 4, 2001, among McLeodUSA and the Underwriters named therein.

3.1     Form of global 11-3/8% senior note due 2009.

4.1 Senior Debt Securities Indenture, dated January 15, 2001, between McLeodUSA and United States Trust Company of New York, as trustee.

4.2 First Supplemental Indenture, dated January 15, 2001, between McLeodUSA and United States Trust Company of New York, as trustee.

5.1     Opinion of Hogan & Hartson L.L.P. regarding the legality of the Senior
        Notes.

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